UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 16, 2019

Axovant Gene Therapies Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-37418	98-1333697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1, 3rd Floor 11-12 St. James’s Square London SW1Y 4LB, United Kingdom (Address of principal executive offices) (Zip Code)
(Registrant’s telephone number, including area code): +44 203 997 8931

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.00001 par value per share	AXGT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 16, 2019, Axovant Gene Therapies Ltd. (the “Company”) held its 2019 Annual General Meeting of Shareholders (the “Annual Meeting”) in London, United Kingdom. At the Annual Meeting, the shareholders considered and approved two proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 16, 2019.

Of the 22,780,672 common shares outstanding as of the record date, 21,096,600 shares, or 92.6%, were present or represented by proxy at the Annual Meeting. Set forth below are the results of the matters submitted for a vote of shareholders at the Annual Meeting.

Proposal No. 1: The following eight nominees for director were elected to serve as directors of the Company until the Company’s 2020 Annual General Meeting of Shareholders and until their successors are duly elected, by the following votes:

Name	Votes For	Votes Against	Abstain	Broker Non-Votes
Frank Torti, M.D.	14,500,114	478,183	24,409	6,093,894
Atul Pande, M.D.	14,854,014	122,752	25,940	6,093,894
George Bickerstaff	14,839,396	139,316	23,994	6,093,894
Pavan Cheruvu, M.D.	14,504,384	474,452	23,870	6,093,894
Berndt Modig	14,835,758	141,008	25,940	6,093,894
Ilan Oren	14,473,652	503,262	25,792	6,093,894
Myrtle Potter	14,535,225	443,067	24,414	6,093,894
Senthil Sundaram	14,832,971	144,804	24,931	6,093,894

Proposal No. 2: The shareholders ratified the selection by the Audit Committee of the Company’s Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending March 31, 2020 and the appointment of Ernst & Young LLP as the Company’s auditor for statutory purposes under the Bermuda Companies Act 1981, as amended, for its fiscal year ending March 31, 2020, and authorized the Company’s Board of Directors, through the Audit Committee, to set the remuneration for Ernst & Young LLP as the Company’s auditor for its fiscal year ending March 31, 2020, by the following votes:

Votes For	Votes Against	Abstain
20,842,655	212,938	41,007

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXOVANT GENE THERAPIES LTD.

Dated:	August 16, 2019
		By:	/s/ David Nassif
		Name:	David Nassif
		Title:	Principal Financial Officer and Principal Accounting Officer